EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

The undersigned, Amber Finney, a resident of the State of Washington, hereby subscribes for the purchase of 159,000,000 shares of common stock (the “Shares”) of Cassidy Ventures Inc., a Nevada corporation (the “Corporation”), at a purchase price of $.000314465 per share, for an aggregate purchase price of $50,000.00.

The undersigned is aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance on exemptions from such registration. The undersigned understands that reliance by the Corporation on such exemptions is predicated in part upon the truth and accuracy of the statements made by the undersigned in this Stock Subscription Agreement.

The undersigned hereby represents and warrants that the undersigned:

(i)	either alone or with the assistance of the undersigned’s professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s purchase of the Shares;

(ii)	has sufficient financial resources to be able to bear the risk of the undersigned’s investment in the Shares; and

(iii)	has either spoken or met with, or been given reasonable opportunity to speak with or meet with, representatives of the Corporation for the purpose of asking questions of, and receiving answers and information from, such representatives concerning the undersigned’s investment in the Shares.

The undersigned hereby represents and warrants that the undersigned is purchasing the Shares for the undersigned’s own account for investment purposes and not with a view toward the sale or distribution of all or any part of the Shares. No one other than the undersigned has any beneficial interest in the Shares, except as provided by applicable community property laws.

The undersigned understands that because the Shares have not been registered under the Securities Act, (i) the Shares have the status of securities acquired in a transaction under Section 4(a)(2) of the Securities Act; and (ii) the Shares cannot be sold unless the Shares are subsequently registered or an exemption from registration is available.

The undersigned agrees that the undersigned will in no event sell or distribute all or any part of the Shares unless (i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares, or (ii) the Corporation receives an opinion of the undersigned’s legal counsel, in form acceptable to the Corporation, stating that such transaction is exempt from registration, or (iii) the Corporation otherwise satisfies itself that such transaction is exempt from registration.

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The undersigned acknowledges that the Corporation has (i) authorized capital of 256,000,000 shares of common stock, and (ii) 148,000,000 shares of common stock issued and outstanding. Accordingly, the Corporation will issue 108,000,000 shares of common stock to the undersigned in accordance with the terms and conditions of this agreement, and upon a sufficient increase in the authorized capital of the Corporation, issue to the undersigned an additional 51,000,000 shares (the “51,000,000 Shares”) of common stock, in accordance with the terms and conditions of this agreement. Notwithstanding the foregoing, if immediately following the issuance of the 51,000,000 Shares, the aggregate percentage ownership of outstanding shares of common stock and securities voting power of the Corporation owned by the undersigned is less than 51.79% (which amount represents the target percentage ownership of the Corporation by the undersigned immediately following the issuance of the 51,000,000 Shares), then the Corporation will issue to the undersigned that additional number of shares of common stock of the Corporation to increase the percentage ownership of outstanding shares of common stock and securities voting power of the undersigned to 51.79%, without the payment of any additional consideration.

The Corporation represents and warrants to the undersigned that the disclosures, including but not limited to the financial statements, disclosed in the Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2015 (the “Form 10-Q”), and filed with the Securities and Exchange Commission (“SEC”) on July 21, 2015: (i) do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Form 10-Q; and (ii) such financial statements, and other financial information included in the Form 10-Q, fairly present in all material respects the financial condition, results of operations and cash flows of the Corporation as of, and for, the periods presented in financial statements, and as of the date hereof, except with respect to compensation, loans and other amounts due and owing to William Drury, which has accrued and otherwise increased since March 31, 2015. The Corporation represents and warrants to the undersigned that there are no convertible securities of the Corporation issued or outstanding.

The undersigned consents to (i) the placing of the legend set forth below on the certificate representing the Shares stating that the Shares have not been registered and setting for the restriction on transfer contemplated hereby and (ii) the placing of a stop transfer order on the books of the Corporation and with any transfer agents against the Shares.

A legend, substantially similar to the following, shall be placed on certificates representing the Shares:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES AND STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS CORPORATION) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

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The undersigned understands that at the present time Rule 144 promulgated pursuant to the Securities Act may not be relied upon for the resale or distribution of the Shares by the undersigned because the Corporation is not current in filing its current and periodic reports with SEC or make information about the Corporation publicly available, there is little and no meaningful public market for the Shares, and the Company is a “shell company” within the meaning of SEC Rule 405, promulgated pursuant to the Securities Act. Moreover, there can be no assurance that the Corporation will in the future register securities, file such reports or make publicly available such information, or that a public market for the Shares will develop.

The undersigned understands that the Corporation has no obligation to the undersigned to register the Shares under the Securities Act and has not represented to the undersigned that it will register the Shares.

I HAVE CAREFULLY READ THE FOREGOING AND UNDERSTAND THAT IT RELATES TO RESTRICTIONS UPON MY ABILITY TO SELL AND/OR TRANSFER THE SHARES.

Dated: September 30, 2016

	By:	/s/ Amber Joy Finney
	Name:	Amber Joy Finney

ACCEPTANCE

The foregoing Subscription Agreement and the consideration reflected therein are hereby accepted.

Dated: September 30, 2016

CASSIDY VENTURES INC.

By:	/s/ Amber Joy Finney
Name:	Amber Joy Finney
Title:	President

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